UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2018
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Microwave Filter Company, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-10976	16-0928443
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6743 Kinne Street, East Syracuse, New York	13057
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(Address of Principal Executive Offices)	(Zip Code)

(315) 438-4700
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Registrant's telephone number, including area code

Not applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Microwave Filter Company, Inc. (the "Company") on January 25, 2018 (the "Original Form 8-K"). The Company is filing this Current Report on Form 8-K/A to file the correct Exhibit 99.2 in Item 8.01 of the Original Form 8-K. Due to a filing agent error, the Exhibit 99.2 that was filed with the Original Form 8-K was incomplete, and should not be used or relied upon for any purpose.

Section 8 - Other Events

Item 8.01 Other Events.

On January 22, 2018, the Board of Directors of Microwave Filter Company, Inc. ("MFCO" or the "Company") received a letter from Zeff Capital L.P. ("Zeff Capital") in which Zeff Capital expressed an interest in acquiring all of the outstanding shares of common stock of MFCO not already owned by Zeff Capital or its affiliates, for $.72 per share in cash, which the letter states represents a premium of approximately 19% over the latest three month average closing price. Zeff Capital is the largest shareholder of MFCO and currently owns 220,653 shares of the Company's common stock, which represents approximately 8.6% of MFCO's outstanding common stock. On January 22, 2018, Zeff Capital and its affiliated entities filed a Schedule 13D with the Securities and Exchange Commission in which Zeff Capital disclosed its interest in acquiring all of MFCO's outstanding common stock, and a copy of Zeff Capital's letter dated January 19, 2018 to the Board of Directors of MFCO is filed as Exhibit 99.1 to Zeff Capital's Schedule 13D. A copy of Zeff Capital's letter is also filed herewith as Exhibit 99.2. Zeff Capital's letter states that the proposal is not a legally binding obligation, and there will be no binding obligation except as set forth in definitive acquisition documents executed by all parties. Zeff Capital's proposal is conditioned upon, among other things, completion of satisfactory due diligence, negotiation of mutually acceptable definitive agreements (and the conditions set forth in such agreements).

The Company has provided a copy of Zeff Capital's letter dated January 19, 2018 to the members of its Board of Directors for review.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release re: MFCO Receives Offer to Acquire Outstanding Shares of Common Stock

99.2    Letter dated January 19, 2018 from Zeff Capital L.P. to the Board of Directors of MFCO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microwave Filter Company, Inc.
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(Registrant)

Dated: January 31, 2018	By: /s/ Paul W. Mears
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Paul W. Mears
Chief Executive Officer